UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 14, 2005

INTEGRATED SECURITY SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-11900	75-2422983
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8200 Springwood Drive, Suite 230, Irving, TX	75063
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(972) 444-8280

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On December 14, 2005, Integrated Security Systems, Inc. (“ISSI”) issued three convertible promissory notes to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. (“Renn III”), Frost National Bank FBO Renaissance US Growth Investment Trust PLC (“RUSGIT”) and Frost National Bank FBO BFS US Special Opportunities Trust PLC (“BFS”) in exchange for an aggregate $1,500,000 cash investment.  Each of the convertible promissory notes is in the original principal amount of $500,000 and bears interest at an annual rate of 8%.  Interest under the convertible promissory notes is payable in quarterly installments and is payable, at the option of ISSI, in cash or in shares of ISSI’s common stock at a price of $0.25 per share.  The convertible promissory notes, plus any accrued and unpaid interest, are due on December 14, 2008.  The convertible promissory notes are convertible at the option of the holder into shares of common stock of ISSI at a conversion price of $0.25 per share, subject to standard anti-dilution adjustments.  ISSI has the right to call the convertible promissory notes if the market price of ISSI’s common stock exceeds $0.60 per share for a period of 60 days.  The convertible promissory notes are attached as exhibits to this Current Report on Form 8-K.

To secure payment of ISSI’s obligations under the convertible promissory notes, ISSI and its wholly-owned subsidiary, B&B ARMR Corporation (“B&B ARMR”), entered into a security agreement with Renn III, RUSGIT and BFS pursuant to which B&B ARMR granted a security interest to Renn III, RUSGIT and BFS in B&B ARMR’s equity interest in B&B Roadway, LLC, a limited liability company in which B&B ARMR owns a 65% interest.  The security agreement is attached as an exhibit to this Current Report on Form 8-K.

Also as a part of this transaction, ISSI entered into a registration rights agreement with Renn III.  Under the registration rights agreement, ISSI agreed to file a registration statement with the Securities and Exchange Commission to register for resale the shares of common stock issuable to Renn III:

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in payment of interest under the convertible promissory note; and

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upon conversion of the convertible promissory note.

The registration rights agreement is attached as an exhibit to this Current Report on Form 8-K.  ISSI has previously entered into registration rights agreements with each of RUSGIT and BFS, dated October 13, 2005, pursuant to which the shares of ISSI common stock issuable to RUSGIT and BFS in payment of interest under, and upon conversion of, the convertible promissory notes must be registered with the Securities and Exchange Commisssion.  Those registration rights agreements are attached as Exhibits 4.3 and 4.6 to ISSI’s Current Report on Form 8-K dated October 28, 2004.

Item 2.03.  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Please see Item 1.01 above for a description of ISSI’s issuance of convertible promissory notes to Renn III, RUSGIT and BFS.

Item 3.02.  Unregistered Sales of Equity Securities.

Please see Item 1.01 above for a description of ISSI’s issuance of convertible promissory notes to Renn III, RUSGIT and BFS. ISSI’s issuance of the convertible promissory notes to Renn III, RUSGIT and BFS were exempt from the registration requirements of Section 5 of the Securities Act of 1933 pursuant to Section 4(2) of the Securities Act of 1933 as a transaction not involving a public offering.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits.

4.1

Convertible Promissory Note, dated December 14, 2005, payable to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of $500,000.

4.2

Convertible Promissory Note, dated December 14, 2005, payable to Frost National Bank FBO Renaissance US Growth Investment Trust PLC in the amount of $500,000.

4.3

Convertible Promissory Note, dated December 14, 2005, payable to Frost National Bank FBO BFS US Special Opportunities Trust PLC in the amount of $500,000.

4.4

Security Agreement, dated December 14, 2005, between Integrated Security Systems, Inc., B&B ARMR Corporation, Renaissance Capital Growth & Income Fund III, Inc.,  BFS US Special Opportunities Trust PLC, Renaissance US Growth Investment Trust PLC, and Renn Capital Group, Inc., as Agent.

4.5

Registration Rights Agreement, dated December 14, 2005, between Integrated Security Systems, Inc. and Renaissance Capital Growth & Income Fund III, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED SECURITY SYSTEMS, INC.

(Registrant)

December 16, 2005

/s/ C. A. RUNDELL, JR.

(Date)

C. A. Rundell, Jr.

Director, Chairman of the Board and Chief

Executive Officer (Principal Executive and

Financial Officer)

Exhibit Index

Exhibit Number	Description
4.1	Convertible Promissory Note, dated December 14, 2005, payable to Frost National Bank FBO Renaissance Capital Growth & Income Fund III, Inc. in the amount of $500,000.
4.2	Convertible Promissory Note, dated December 14, 2005, payable to Frost National Bank FBO Renaissance US Growth Investment Trust PLC in the amount of $500,000.
4.3	Convertible Promissory Note, dated December 14, 2005, payable to Frost National Bank FBO BFS US Special Opportunities Trust PLC in the amount of $500,000.
4.4

Security Agreement, dated December 14, 2005, between Integrated Security Systems, Inc., B&B ARMR Corporation, Renaissance Capital Growth & Income Fund III, Inc.,  BFS US Special Opportunities Trust PLC, Renaissance US Growth Investment Trust PLC, and Renn Capital Group, Inc., as Agent.

4.5	Registration Rights Agreement, dated December 14, 2005, between Integrated Security Systems, Inc. and Renaissance Capital Growth & Income Fund III, Inc.